Exhibit 99.1

Susan B. Railey
For shareholders and securities brokers
(301) 468-3120
James T. Pastore
For news media
(202) 546-6451	FOR IMMEDIATE RELEASE

CRIIMI MAE’s Servicing Subsidiary and Borrower Execute Documents Related to Shilo Inns

ROCKVILLE, MD, April 14, 2004 – CRIIMI MAE Inc. (NYSE:CMM) today announced that its servicing subsidiary, CRIIMI MAE Services LP, executed modification documents related to a group of mortgage loans secured by Shilo Inns properties.  The comprehensive loan modifications were executed on March 29, 2004.

The Shilo Inns borrowing relationship includes 26 loans totaling approximately $164 million spread across three CMBS transactions.  The loans are secured by hotel properties in the western and Pacific northwestern states.  Each of the Shilo Inn borrowers filed for bankruptcy protection in February 2002.

The loans are expected to be returned to the master servicers as “corrected” following a bankruptcy court hearing currently scheduled for June 2004 related to the lenders’ application for legal and other professional fees and expenses.  A summary of the terms of the loan modifications is included as an appendix to this release.

On April 9, 2004, the related pooling and servicing agreements (“PSAs”) were amended to clarify the method by which master servicers can recoup their advances. The PSA amendments were executed by each of CRIIMI MAE Services as special servicer, the depositors, master servicers and trustees for the three CMBS transactions to allow the servicers to use general pool principal collections to reimburse outstanding advances on modified loans.  A summary of the terms of the PSA amendments is included as an appendix to this release.

Distributions on CRIIMI MAE’s subordinated CMBS and the related fair value of its subordinated CMBS will continue to be dependent on the borrower’s continued performance under the terms of the modified loans. There can be no assurance that the Company’s overall expected loss estimate related to its CMBS will not be exceeded as a result of additional or existing adverse events or circumstances related to this exposure.

Note: Forward-looking statements or statements that contain the words “believe,” “anticipate,” “expect,” “contemplate,” “may,” “will” and similar words contained in this release involve a variety of risks and uncertainties which could cause actual results to differ materially from those anticipated.. These risks and uncertainties are set forth from time to time in the Company’s SEC reports, including its Annual Report on Form 10-K for the most recent year and Quarterly Report on Form 10-Q for the most recent quarter.  CRIIMI MAE assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

-Two appendices follow-

APPENDIX A

Summary of Loan Modification Terms

Merrill Lynch Mortgage Investors Incorporated

Mortgage Pass-Through Certificates Series 1996-C2

Shilo Inn Loans

The following summarizes certain terms of the recent modification to the Shilo Inn loans (Prospectus Supplement ID numbers 299, 300, 303 and 307).  The modification documents were executed on March 29, 2004, and are effective as of March 1, 2003.  The modification terms were confirmed pursuant to an order of the United States Bankruptcy Court, District of Oregon, executed in May 2003 (Case No. 302-32435-ELP11).  This is a brief summary, and does not purport to describe all of the terms of the modification.  Therefore, it should not be relied upon in making an investment decision.  Due to the complex nature of this transaction, this information is provided as a summary only, and is qualified in its entirety by reference to the complete modification documentation.  To understand all of the terms of the modification, the modification documents should be read carefully in their entirety.   The information set forth herein should not be construed as an offer to sell or the solicitation of an offer to buy any security.  Capitalized terms not defined herein have the meanings set forth in the loan modification documents.

	Original Pre-Modification Terms	Modified Terms (effective March 1, 2003)
Existing Note
Loan Balance:
Portland Airport (307)	$12,568,172	$10,451,070
Seaside (303)	$8,103,276	$11,128,289
Tacoma (300)	$5,768,578	$6,256,009
Salem Suites (299)	$4,660,874	$3,265,532
Total	$31,100,900	$31,100,900
Interest Rate (all 4 loans)	9.52%	7.50%

Interest Only Period (all 4 loans)	N/A	48 months

Maturity Date (all 4 loans)	10/1/16	3/1/14 ARD 3/1/27 Maturity

Amortization Term (all 4 loans)	240 months	240 months

Monthly Debt Service:		(during I/O period)
Portland Airport (307)	$137,682	$65,319
Seaside (303)	$88,770	$69,552
Tacoma (300)	$63,194	$39,100
Salem Suites (299)	$51,059	$20,410
Total	$340,705	$194,381

	Original Pre-Modification Terms	Modified Terms (effective March 1, 2003)
Advance Note (a)
Loan Balance: (b)
Portland Airport (307)	N/A	$2,377,295
Seaside (303)	N/A	$2,531,342
Tacoma (300)	N/A	$1,423,049
Salem Suites (299)	N/A	$742,807
Total		$7,074,493

Interest Rate (all 4 loans)	N/A	Prime (floating)

Maturity Date (all 4 loans)	N/A	3/1/14 ARD 3/1/18 Maturity

Amortization Term (all 4 loans)	N/A	180 months	(c)

Monthly Debt Service: (b)
Portland Airport (307)	N/A	$17,884
Seaside (303)	N/A	$19,043
Tacoma (300)	N/A	$10,705
Salem Suites (299)	N/A	$5,588
Total		$53,220

Notes:

a.               “Advance Note” represents the portion of the modified total debt outstanding allocable to capitalized principal and interest (P&I) advances and property protection advances (PPAs).  The sum of the Advance Note and the Existing Note equals the modified total debt.

b.              The Advance Note Loan Balances and Monthly Debt Service amounts are as of March 1, 2003 and (i) have been adjusted since that date pursuant to the terms of the loan modifications and (ii) are subject to adjustment in the future based on such terms.

c.               The principal portion of each payment on the Advance Note is required to be made only to the extent Net Operating Income (after payment of Reserves, amounts due under the Existing Note and interest on the Advance Note) is available to make such payment, and the remainder shall be due but deferred.  The deferral will not result in a monetary default, however, any and all deferrals must be paid current before any Net Cash Flow may be withdrawn by the Debtor.

Other Related Terms of the Modification:

A.           If the Notes are not paid at the anticipated repayment date (ARD), 100% of Net Cash Flow will be applied to the Advance Note and the Existing Note.  Furthermore, if not paid-in-full at the ARD, a hard lock-box will be implemented and all excess cash flow from the properties (on a pool-wide basis) securing the loans will be used to accelerate the amortization of such amounts first to the Advance Notes on a pool-wide basis and then to the Existing Note until the debtor is able to sell or refinance the properties and pay off the loans.

B.             The Existing Note and Advance Note are prepayable, in full or in part, at any time during the remaining terms without penalty or yield maintenance.  Partial releases of collateral are available upon payment of an accelerated release price as follows:  110% of the combined Note balances relating to the Portland Airport and Salem Suites properties; and 125% of the combined Note balances relating to the Tacoma and Seaside properties.

In each case following the release of a property with a then-current debt-service coverage ratio (DSCR) greater than the then-current combined DSCR of the Shilo loans in the Trust, the recalculated combined DSCR will be subject to a minimum ratio of 1.15x (except for the Portland and Salem properties).

The amount of the excess paydown (10% or 25%, depending on the property) will be first applied to the Advance Note of the remaining properties in the Trust with the lowest DSCR until paid in full and so on until such time as the Advance Notes on all remaining properties are paid in full, after which, the excess paydown amounts shall be applied to the remaining Existing Note balances in an identical manner as that specified for the Advance Note for the remaining properties.

If the principal balance of any Note is reduced as a result of a paydown from another property, the payment schedule of that Note will be re-amortized for the balance of its term commencing with the next payment due.

For each property, the Trust is granted a participation interest equal to the amount of interest which will be lost due to the reduction of the interest rate from the original rate of 9.52% to 7.50%.  This participation will only be payable to the extent that the net proceeds from a sale or refinance of a property are in excess of the minimum release price attributable to that property (110% or 125%, depending on the property) plus any additional amounts  paid in order to bring the minimum DSCR for the remaining properties up to 1.15.

C.             In conjunction with the closing of the modification, the Debtor funded separate reserve accounts maintained by the Master Servicer for each property for a) tax, b) insurance, c) replacements and d) debt service.

Summary of Loan Modification Terms

Merrill Lynch Mortgage Investors, Incorporated

Mortgage Pass-Through Certificates Series 1997-C1

Shilo Inn Loans

The following summarizes certain terms of the recent modification to the Shilo Inn loans (Prospectus Supplement ID numbers 43, 44, 45, 47, 48 and 49).  The modification documents were executed on March 29, 2004, and are effective as of March 1, 2003.  The modification terms were confirmed pursuant to an order of the United States Bankruptcy Court, District of Oregon, executed in May 2003 (Case No. 302-32435-ELP11).  This is a brief summary, and does not purport to describe all of the terms of the modification.  Therefore, it should not be relied upon in making an investment decision.  Due to the complex nature of this transaction, this information is provided as a summary only, and is qualified in its entirety by reference to the complete modification documentation.  To understand all of the terms of the modification, the modification documents should be read carefully in their entirety.  The information set forth herein should not be construed as an offer to sell or the solicitation of an offer to buy any security.  Capitalized terms not defined herein have the meanings set forth in the loan modification documents.

	Original Pre-Modification Terms	Modified Terms (effective March 1, 2003)
Existing Note
Loan Balance:
Bend (43)	$5,655,684	$6,898,108
Coeur d’Alene (44)	$4,881,748	$5,779,282
Nampa Suites (45)	$3,810,145	$4,741,346
Tillamook (47)	$4,286,413	$4,305,299
Salt Lake City (48)	$9,525,362	$7,554,563
Elko (49)	$2,925,647	$1,806,398
Total	$31,084,996	$31,084,996

Interest Rate (all 6 loans)	9.22%	8.50%

Interest Only Period (all 6 loans)	N/A	24 months

Maturity Date (all 6 loans)	11/1/16	3/1/12 ARD 3/1/30 Maturity

Amortization Term (all 6 loans)	240 months	300 months

Monthly Debt Service:		(during I/O period)
Bend (43)	$60,776	$48,862
Coeur d’Alene (44)	$52,459	$40,937
Nampa Suites (45)	$40,944	$33,585
Tillamook (47)	$46,062	$30,496
Salt Lake City (48)	$102,359	$53,511
Elko (49)	$31,439	$12,795
Total	$334,039	$220,186

	Original Pre-Modification Terms	Modified Terms (effective March 1, 2003)
Advance Note (a)
Loan Balance: (b)
Bend (43)	N/A	$1,505,680
Coeur d’Alene (44)	N/A	$1,261,469
Nampa Suites (45)	N/A	$1,034,915
Tillamook (47)	N/A	$939,737
Salt Lake City (48)	N/A	$1,648,968
Elko (49)	N/A	$394,291
Total	N/A	$6,785,060

Interest Rate (all 6 loans)	N/A	Prime (floating)

Maturity Date (all 6 loans)	N/A	3/1/12 ARD 3/1/18 Maturity

Amortization Term (all 6 loans)	N/A	180 months	(c)

Monthly Debt Service: (b)
Bend (43)	N/A	$11,327
Coeur d’Alene (44)	N/A	$9,490
Nampa Suites (45)	N/A	$7,785
Tillamook (47)	N/A	$7,069
Salt Lake City (48)	N/A	$12,405
Elko (49)	N/A	$2,966
Total		$51,042

Notes:

a.               “Advance Note” represents the portion of the modified total debt outstanding allocable to capitalized principal and interest (P&I) advances and property protection advances (PPAs).  The sum of the Advance Note and the Existing Note equals the modified total debt.

b.              The Advance Note Loan Balances and Monthly Debt Service amounts are as of March 1, 2003 and (i) have been adjusted since that date pursuant to the terms of the loan modifications and (ii) are subject to adjustment in the future based on such terms.

c.               The principal portion of each payment on the Advance Note is required to be made only to the extent Net Operating Income (after payment of Reserves, amounts due under the Existing Note and interest on the Advance Note) is available to make such payment, and the remainder shall be due but deferred.  The deferral will not result in a monetary default, however, any and all deferrals must be paid current before any Net Cash Flow may be withdrawn by the Debtor.

Other Related Terms of the Modification:

A.           If the Notes are not paid at the anticipated repayment date (ARD), 100% of Net Cash Flow will be applied to the Advance Note and the Existing Note.  Furthermore, if not paid-in-full at the ARD, a hard lock-box will be implemented and all excess cash flow from the properties (on a pool-wide basis) securing the loans will be used to accelerate the amortization of such amounts first to the Advance Notes, on a pool-wide basis, and then to the Existing Note until the debtor is able to sell or refinance the properties and pay off the loans.

B.             The Existing Note and Advance Note are prepayable, in full or in part, at any time during the remaining terms without penalty or yield maintenance.  Partial releases of collateral are available upon payment of an accelerated release price of 110% of the combined Note balances.

In each case following the release of a property with a then-current debt-service coverage ratio (DSCR) greater than the then-current combined DSCR of the Shilo loans in the Trust, the recalculated combined DSCR will be subject to a minimum ratio of 1.15x (except for the Salt Lake City Property).

The amount of the excess paydown (10%) will be first applied to the Advance Note of the remaining property in the Trust with the lowest DSCR until paid in full and so on until such time as the Advance Notes on all remaining properties are paid in full, after which, the excess paydown amounts shall be applied to the remaining Existing Note balances in an identical manner as that specified for the Advance Note for the remaining properties.

If the principal balance of any Note is reduced as a result of a paydown from another property, the payment schedule of that Note will be re-amortized for the balance of its term commencing with the next payment due.

For each property, the Trust is granted a participation interest equal to the amount of interest which will be lost due to the reduction of the interest rate from the original rate of 9.22% to 8.50%.  This participation will only be payable to the extent that the net proceeds from a sale or refinance of a collateral property are in excess of the minimum release price attributable to that property (110%) plus any additional amounts paid in order to bring the minimum DSCR for the remaining properties up to 1.15.

C.             In conjunction with the closing of the modification, the Debtor funded separate reserve accounts maintained by the Master Servicer for each property for a) tax, b) insurance, c) replacements and d) debt service.

Summary of Loan Modification Terms

Commercial Mortgage Acceptance Corp.

Commercial Mortgage Pass-Through Certificates Series 1997-ML1

Shilo Inn Loans

The following outlines certain terms of the recent modification to the Shilo Inn loans (Prospective Supplement ID numbers 11 and 12).  The modification documents were executed on March 29, 2004, and are effective as of March 1, 2003.  The modification terms were confirmed pursuant to an order of the United States Bankruptcy Court, District of Oregon, executed in May 2003 (Case No. 302-32435-ELP11).  This is a brief summary, and does not purport to describe all of the terms of the modification.  Therefore, it should not be relied upon in making an investment decision.  Due to the complex nature of this transaction, this information is provided as a summary only, and is qualified in its entirety by reference to the complete modification documentation.  To understand all of the terms of the modification, the modification documents should be read carefully in their entirety.  The information set forth herein should not be construed as an offer to sell or the solicitation of an offer to buy any security.  Capitalized terms not defined herein have the meanings set forth in the loan modification documents.

		Original Pre-Modification Terms	Modified Terms (effective March 1, 2003)
Existing Note
Loan Balance:
Beaverton (11)		$6,009,347	$2,471,639
Boise (11)		$3,410,724	$2,388,832
Casper (11)		$2,097,859	$3,213,315
Delano (11)		$391,880	$597,166	(e)
Diamond Bar/Pomona (11)		$2,325,590	$4,428,245
Grants Pass (11)		$1,053,001	$1,400,602
Idaho Falls (11)		$5,843,275	$6,673,403
Nampa Blvd (11)		$1,671,761	$1,606,532
Newport (11)		$11,451,353	$8,032,202
Oakhurst (11)		$2,377,630	$2,636,510
Richland (11)		$3,726,505	$5,499,184
Spokane (11)		$2,448,788	$2,446,435
The Dalles (11)		$3,197,985	$3,954,672
Tigard/Washington Square (11)		$3,136,918	$1,977,165
Warrenton (11)		$3,186,558	$3,871,743
Yuma (11)		$4,974,480	$6,260,752
Lincoln City (12)		$17,393,168	$17,238,425
Total		$74,696,822	$74,696,822

Interest Rate:	(all prosup ID #11 loans)	8.47%	8.47	%(a)
Lincoln City (12)		8.36%	8.36%

Interest Only Period (all 16 loans)		N/A	24 months

Maturity Date:	(all prosup ID #11 loans)	10/1/17	3/1/12 ARD 3/1/30 Maturity
Lincoln City (12)		11/1/17	3/1/12 ARD 3/1/30 Maturity

Amortization Term (all 16 loans)		240 months	300 months

Monthly Debt Service:			(during I/O period)
Beaverton (11)		$59,913	$16,478
Boise (11)		$34,005	$15,926
Casper (11)		$20,916	$22,681
Delano (11)		$3,907	(e)
Diamond Bar/Pomona (11)		$23,186	$31,256
Grants Pass (11)		$10,498	$9,886
Idaho Falls (11)		$58,257	$47,103
Nampa Blvd (11)		$16,667	$11,339
Newport (11)		$114,169	$56,694
Oakhurst (11)		$23,705	$18,609
Richland (11)		$37,153	$38,815
Spokane (11)		$24,414	$16,310
The Dalles (11)		$31,884	$27,913
Tigard/Washington Square (11)		$31,275	$13,181

Warrenton (11)	$31,770	$27,328
Yuma (11)	$49,595	$44,190
Lincoln City (12)	$171,797	$120,094
Total	$743,111	$517,803

	Original Pre-Modification Terms	Modified Terms (effective March 1, 2003)
Advance Note (b)
Loan Balance: (c)
Beaverton (11)	N/A	$518,948
Boise (11)	N/A	$501,562
Casper (11)	N/A	$674,672
Delano (11)	N/A	$125,382	(e)
Diamond Bar/Pomona (11)	N/A	$929,760
Grants Pass (11)	N/A	$294,072
Idaho Falls (11)	N/A	$1,401,156
Nampa Blvd (11)	N/A	$337,309
Newport (11)	N/A	$1,686,451
Oakhurst (11)	N/A	$553,565
Richland (11)	N/A	$1,154,616
Spokane (11)	N/A	$513,657
The Dalles (11)	N/A	$830,328
Tigard/Washington Square (11)	N/A	$415,128
Warrenton (11)	N/A	$812,916
Yuma (11)	N/A	$1,314,515
Lincoln City (12)	N/A	$3,619,402
Total	N/A	$15,683,439

Interest Rate (all 16 loans)	N/A	Prime (floating)

Maturity Date (all 16 loans)	N/A	3/1/12 ARD 3/1/18 Maturity

Amortization Term (all 16 loans)	N/A	180 months	(d)

Monthly Debt Service: (c)
Beaverton (11)	N/A	$3,904
Boise (11)	N/A	$3,773
Casper (11)	N/A	$5,075
Delano (11)	N/A	(e)
Diamond Bar/Pomona (11)	N/A	$6,994
Grants Pass (11)	N/A	$2,212
Idaho Falls (11)	N/A	$10,541
Nampa Blvd (11)	N/A	$2,538
Newport (11)	N/A	$12,687
Oakhurst (11)	N/A	$4,164
Richland (11)	N/A	$8,686
Spokane (11)	N/A	$3,864
The Dalles (11)	N/A	$6,246
Tigard/Washington Square (11)	N/A	$3,123
Warrenton (11)	N/A	$6,115
Yuma (11)	N/A	$9,889
Lincoln City (12)	N/A	$27,228
Total	N/A	$117,039

Notes:

a.               The interest rate on the Existing Note for all Prospective Supplement ID #11 loans will remain at 8.47% except for the following loans:  Beaverton, Boise, Delano, Spokane and Tigard/Washington Square, the interest rates for which will be 8.00%.

b.              “Advance Note” represents the portion of the modified total debt outstanding allocable to capitalized principal and interest (P&I) advances and property protection advances (PPAs).  The sum of the Advance Note and the Existing Note equals the modified total debt.

c.               The Advance Note Loan Balances and Monthly Debt Service amounts are as of March 1, 2003 and (i) have been adjusted since that date pursuant to the terms of the loan modifications and (ii) are subject to adjustment in the future based on such terms.

d.              The principal portion of each payment on the Advance Note is required to be made only to the extent Net Operating Income (after payment of Reserves, amounts due under the Existing Note and interest on the Advance Note) is available to make such payment, and the remainder shall be due but deferred.  The deferral will not result in a monetary default, however, any and all deferrals must be paid current before any Net Cash Flow may be withdrawn by the Debtor.

e.               The Delano property was sold in 2003; the sales proceeds were utilized to retire the debt pursuant to the modified loan terms; however, the above balances do not reflect such paydown because the balances are stated as of March 1, 2003.

Other Related Terms of the Modification:

A.           If the Notes are not paid at the anticipated repayment date (ARD), 100% of Net Cash Flow will be applied to the Advance Note and the Existing Note.  Furthermore, if not paid-in-full at the ARD, a hard lock-box will be implemented and all excess cash flow from the properties (on a pool-wide basis) securing the loans will be used to accelerate the amortization of such amounts first to the Advance Notes, on a pool-wide basis, and then to the Existing Note until the debtor is able to sell or refinance the properties and pay off the loans.

B.             The Existing Note and Advance Note are prepayable, in full or in part, at any time during the remaining terms without penalty or yield maintenance.  Partial releases of collateral are available upon payment of an accelerated release price of 110% of the combined Note balances.

C.             In each case following the release of a property with a then-current debt-service coverage ratio (DSCR) greater than the then-current combined DSCR of the Shilo loans in the Trust, the recalculated combined DSCR will be subject to a minimum ratio of 1.15x (except Boise, Riverside, Casper, Delano, Grants Pass, Nampa Boulevard, Oakhurst, Spokane and Washington Square/Tigard).

The amount of the excess paydown (10%) will be first applied to the Advance Note of the remaining property in the Trust with the lowest DSCR until paid in full and so on until such time as the Advance Notes on all remaining properties is paid in full, after which, the excess paydown amounts shall be applied to the remaining Existing Note balances in an identical manner as that specified for the Advance Note for the remaining properties.

If the principal balance of any Note is reduced as a result of a paydown from another property, the payment schedule of that Note will be re-amortized for the balance of its term commencing with the next payment due.

For each property, the Trust is granted a participation interest equal to the amount of interest which will be lost due to the reduction of the interest rate from 8.47% to 8.00% (on the Beaverton, Boise, Spokane and Washington Square/Tigard properties).  This participation will only be payable to the extent that the proceeds from a sale or refinance of a property are in excess of the minimum release price attributable to that property (110%) plus any additional amounts paid in order to bring the minimum DSCR for the remaining properties up to 1.15.

D.            In conjunction with the closing of the modification, the Debtor funded separate reserve accounts maintained by the Master Servicer for each property for a) tax, b) insurance, c) replacements and d) debt service.

APPENDIX B

Summary of Amendments to Pooling and Servicing Agreement

On April 9, 2004, the respective Pooling and Servicing Agreements for the Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2 and Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1997-C1 securitization transactions were each amended to cure an ambiguity which existed in those Pooling and Servicing Agreements with respect to the treatment and reimbursement of servicer advances on certain Corrected Mortgage Loans, including the modified Shilo Mortgage Loans.

 The following is a summary of certain provisions contained in (a) Amendment No. 2 to the Pooling and Servicing Agreement, dated as of April 9, 2004 (the “1996-C2 Amendment”) entered into by and among Merrill Lynch Mortgage Investors, Inc., as depositor, Wachovia Bank, National Association (f/k/a First Union National Bank of North Carolina), as master servicer, CRIIMI MAE Services Limited Partnership, as special servicer and U.S. Bank National Association, as successor in interest to State Street Bank and Trust Company as trustee, and (b) Amendment No. 2 to the Pooling and Servicing Agreement, dated as of April 9, 2004 (the “1997-C1 Amendment,” and together with the 1996-C2 Amendment, the “Amendments”), entered into by and among the Merrill Lynch Mortgage Investors, Inc., as depositor, GMAC Commercial Mortgage Corporation (as successor in interest to GE Capital Asset Management Corporation), as Master Servicer, CRIIMI MAE Services Limited Partnership (as successor in interest to GE Capital Realty Group, Inc.), as Special Servicer, and LaSalle Bank National Association (f/k/a LaSalle National Bank), as trustee.

The 1996-C2 Amendment amended certain provisions of the Pooling and Servicing Agreement, dated and effective as of November 1, 1996, by and among Merrill Lynch Mortgage Investors, Inc., as depositor, Wachovia Bank, National Association (f/k/a First Union National Bank of North Carolina), as master servicer, CRIIMI MAE Services Limited Partnership, as special servicer, State Street Bank and Trust Company, as trustee (the “1996-C2 Pooling and Servicing Agreement”).

The 1997-C1 Amendment amended certain provisions of the Pooling and Servicing Agreement, dated as of June 1, 1997, by and among Merrill Lynch Mortgage Investors, Inc., as depositor, GE Capital Asset Management Corporation, as master servicer, GE Capital Realty Group, Inc., as special servicer, General Electric Capital Corporation, LaSalle Bank National Association (f/k/a LaSalle National Bank), as trustee and ABN AMRO Bank N.V., as fiscal agent (the “1997-C1 Pooling and Servicing Agreement,” and together with the 1996-C2 Pooling and Servicing Agreement, the “MLMI Pooling and Servicing Agreements”).

Capitalized terms used herein and not otherwise defined herein are defined in the respective MLMI Pooling and Servicing Agreements.

This summary does not contain all the provisions to the Amendments and should not be relied upon in making an investment decision with respect to the Certificates issued pursuant to the respective MLMI Pooling and Servicing Agreements.  To understand all the terms of the amendment, investors and potential investors should read carefully the Amendments and the relevant provisions of the MLMI Pooling and Servicing Agreements. The information set forth herein should not be construed as an offer to sell or the solicitation of an offer to buy any of the related Certificates or any other security.

The Amendments added a new term: “Workout-Delayed Reimbursement Amounts,”  which was defined as, with respect to any Mortgage Loan, the amount of any Advances made with respect to such Mortgage Loan on or before the date such Mortgage Loan becomes (or, but for the making of three Monthly Payments under its modified terms, would then constitute) a Corrected Mortgage Loan, together with (to the extent accrued and unpaid) interest on such Advances, to the extent that (i) such Advances were not reimbursed to the Person who made such Advances on or before such date and (ii) the amount of such Advances became an obligation of the Mortgagor to pay such amount under the terms of the modified loan documents.

The Amendments provided that the right to reimbursement of any Person for an Advance that becomes a Workout-Delayed Reimbursement Amount will be limited to the portion of general collections and recoveries on or in respect of the Mortgage Loans and REO Properties on deposit in the Certificate Account from time to time that represent principal, unless such Advance is subsequently determined to be a Nonrecoverable Advance.

The Amendments also amended the definition of Principal Distribution Amount in a manner that (a) reduced the Principal Distribution Amount on a particular Distribution Date by the aggregate amount of any Workout-Delayed Reimbursement Amounts (and interest thereon) that was reimbursed or paid during the related Collection Period to any Person from principal collections on the Mortgage Loans, to the extent such principal collections would have otherwise been included in the Principal Distribution Amount for such Distribution Date and (b) increased the Principal Distribution Amount on a particular Distribution Date by the aggregate amount of any collections of principal received during the related Collection Period on or in respect of the Mortgage Loans as to which an Advance has been made, which are allocable to repay a Workout-Delayed Reimbursement Amount for which deductions were made with respect to a prior Distribution Date (as provided in clause (a) above).

The Amendments added a new term, “Unliquidated Advance,” which was defined as any Advance previously made by any Person that has been previously reimbursed, as between such Person, on the one hand, and the Trust Fund, on the other, as part of a Workout-Delayed Reimbursement Amount, but that has not been recovered from the Mortgagor or otherwise from collections on or the proceeds of the Mortgage Loan or REO Property in respect of which the Advance was made.

The Amendments also amended the terms “Appraisal Reduction Amount,” “Nonrecoverable P&I Advance,” “Nonrecoverable Servicing Advance,” “Purchase Price” and “REO Loan,” in order to take into account the new concepts of Unliquidated Advance and Workout-Delayed Reimbursement Amount.

The Amendments also added new reporting provisions with respect to any Unliquidated Advances and Workout-Delayed Reimbursement Amounts, and provided that certain payments received by the Trust Fund with respect to REO Loans, certain Liquidation Proceeds and Insurance Proceeds be allocated to repay outstanding Workout-Delayed Reimbursement Amounts following the reimbursement of any outstanding Advances with respect to the related REO Loans or Mortgage Loans.

Except as expressly amended by the respective Amendment, the MLMI Pooling and Servicing Agreements continue in full force and effect in accordance with its provisions.

On April 9, 2004, the Pooling and Servicing Agreement for the Commercial Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-ML1 securitization transaction was amended to clarify the manner in which the reimbursement of servicer advances on certain Corrected Mortgage Loans, including the modified Shilo Mortgage Loans, are treated.

The following is a summary of certain provisions contained in Amendment No. 2 to the Pooling and Servicing Agreement, dated as of April 9, 2004 (the “CMAC Amendment”) entered into by and among Commercial Mortgage Acceptance Corp., as depositor, Midland Loan Services, L.P., as master servicer and group 1 special servicer, CRIIMI MAE Services Limited Partnership, as group 2 special servicer and NOM special servicer and LaSalle Bank National Association (f/k/a LaSalle National Bank), as trustee and custodian and ABN AMRO Bank N.V., as fiscal agent of trustee.

The CMAC Amendment amended certain provisions of the Pooling and Servicing Agreement, dated as of December 1, 1997, by and among Commercial Mortgage Acceptance Corp., as depositor, Midland Loan Services, L.P., as master servicer and group 1 special servicer, CRIIMI MAE Services Limited Partnership, as group 2 special servicer and NOM special servicer, LaSalle Bank National Association (f/k/a LaSalle National Bank), as trustee and custodian (the “CMAC Pooling and Servicing Agreement”).

Capitalized terms used herein and not otherwise defined herein are defined in the CMAC Pooling and Servicing Agreement.

This summary does not contain all the provisions to the CMAC Amendment and should not be relied upon in making an investment decision with respect to the Certificates issued pursuant to the CMAC Pooling and Servicing Agreement.  To understand all the terms of the amendment, investors and potential investors should read carefully the CMAC Amendment and the relevant provisions of the CMAC Pooling and Servicing Agreement. The information set forth herein should not be construed as an offer to sell or the solicitation of an offer to buy any of the related Certificates or any other security.

The CMAC Amendment added a new term: “Workout-Delayed Reimbursement Amounts,”  which was defined as, with respect to any Mortgage Loan, the amount of any Advances made with respect to such Mortgage Loan on or before the date such Mortgage Loan becomes (or, but for the making of three Monthly Payments under its modified terms, would then constitute) a Corrected Mortgage Loan, together with (to the extent accrued and unpaid) interest on such Advances, to the extent that (i) such Advances were not reimbursed to the Person who made such Advances on or before such date and (ii) the amount of such Advances became an obligation of the Mortgagor to pay such amount under the terms of the modified loan documents.

The CMAC Amendment provided that the right to reimbursement of any Person for an Advance that becomes a Workout-Delayed Reimbursement Amount will be limited to the portion of general collections and recoveries on or in respect of the Mortgage Loans and REO Properties on deposit in the Certificate Account from time to time that represent principal, unless such Advance is subsequently determined to be a Nonrecoverable Advance.

The CMAC Amendment also amended the definition of Group 2 Principal Distribution Amount in a manner that (a) reduced the Group 2 Principal Distribution Amount on a particular Distribution Date by the aggregate amount of any Workout-Delayed Reimbursement Amounts (and interest thereon) that was reimbursed or paid during the related Collection Period to any Person from principal collections on the Mortgage Loans, to the extent such principal collections would have otherwise been included in the Principal Distribution Amount for such Distribution Date and (b) increased the Group 2 Principal Distribution Amount on a particular Distribution Date by the aggregate amount of any collections of principal received during the related Collection Period on or in respect of the Mortgage Loans as to which an Advance has been made, which are allocable to repay a Workout-Delayed Reimbursement Amount for which deductions were made with respect to a prior Distribution Date (as provided in clause (a) above).

The CMAC Amendment added a new term, “Unliquidated Advance,” which was defined as any Advance previously made by any Person that has been previously reimbursed, as between such Person, on the one hand, and the Trust Fund, on the other, as part of a Workout-Delayed Reimbursement Amount, but that has not been recovered from the Mortgagor or otherwise from collections on or the proceeds of the Mortgage Loan or REO Property in respect of which the Advance was made.

The CMAC Amendment also amended the terms “Appraisal Reduction Amount,” “Nonrecoverable Advance” and “Repurchase Price” in order to take into account the new concepts of Unliquidated Advance and Workout-Delayed Reimbursement Amount.

The CMAC Amendment also added new reporting provisions with respect to any Unliquidated Advances and Workout-Delayed Reimbursement Amounts, and provided that certain payments received by the Trust Fund with respect to REO Loans, certain Liquidation Proceeds and Insurance Proceeds be allocated to repay outstanding Workout-Delayed Reimbursement Amounts following the reimbursement of any outstanding Advances with respect to the related REO Loans or Mortgage Loans.

Except as expressly amended by the CMAC Amendment, the CMAC Pooling and Servicing Agreement continues in full force and effect in accordance with its provisions.